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                                                                  EXHIBIT 23(B)

                        CONSENT OF INDEPENDENT AUDITORS

THE BOARDS OF DIRECTORS
ELECTRONIC DATA SYSTEMS HOLDING CORPORATION
GENERAL MOTORS CORPORATION:

  We consent to the use of our reports included and incorporated by reference herein and to the references to our firm under the headings "EDS Summary Consolidated Historical and Pro Forma Financial Data" and "Experts" in the Solicitation Statement/Prospectus, which is part of this Registration Statement.

                                          /s/ KPMG Peat Marwick LLP

Dallas, Texas

April 22, 1996